[Graphic Omitted]

                                 THE SCHNEIDER
                                   SMALL CAP
                                   VALUE FUND

[Graphic Omitted]

                                  SEMI-ANNUAL
                                     REPORT
                                FEBRUARY 29,2000

[Graphic Omitted]
                          Schneider Capital Management

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                                FEBRUARY 29, 2000

Dear Fellow Shareholder:

     We are pleased to provide you with the report of the Schneider Small Cap Value Fund for the six month period ended February 29, 2000.

     The Fund earned a negative 0.97% total return (capital appreciation plus reinvested dividends) during the latest six month period as we took a pause after our strong first year. The table below compares our fund's six-month and since inception total returns with the unmanaged Russell 2000 Value Index.

                                          Six-months   Inception-to-date*

     Schneider Small Cap Value Fund         (0.97)%          80.69%
     Russell 2000 Value Index                2.82%           15.06%

---------------
*     Inception date was September 2, 1998.

     The solid growth in worldwide economic activity pushed the broad markets higher as we ended the year 1999. However, higher interest rates, increasing fears of inflation and concerns the US economy may be heading for a slowdown have curtailed this rise during the first quarter of 2000.

     The dichotomy between growth and value has widened considerably in the last six months as the Russell 2000 Growth Index outperformed the Russell 2000 Value Index by more than 50 percentage points. We moved the Fund into even deeper value stocks as the speculation in the NASDAQ tech stocks reached a fever pitch.

     Sector weightings hurt the performance of the fund. Healthcare and Technology, where the Fund is currently underweighted, were the leading sectors in the Russell 2000 Value Index over the past six months. Performance in economically sensitive sectors such as basic materials, where we are overweighted, was weak despite strong underlying fundamentals.

     The Fund benefited from returns generated from Mercer International, the top performing stock in the portfolio. This European pulp and paper manufacturing company nearly doubled in price as a result of increased product demand and more favorable pulp pricing.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                                FEBRUARY 29, 2000

OUTLOOK

     We continue to find fertile new areas for investment. For example, the commercial insurance industry is an area where we believe there is potential for favorable returns. Currently, the industry is suffering from negative cashflows and poor returns on equity. We believe these factors will allow surviving low cost insurance providers to increase product prices which, in our opinion, should ultimately push stock prices higher.

     We also see promise in the agricultural equipment and the fertilizer industry. The Asian economic rebound should enable consumers in these countries to trade up from bread to meat, which we believe will drive up the demand for grain. Currently, grain prices are approaching new lows. As the demand for grain increases, it appears to us that the price of grain should rise as well, leading to increased agricultural equipment and fertilizer demand from currently depressed levels.

     With the Federal Reserve Board raising interest rates in an attempt to control inflation and slow domestic growth we continue to focus our holdings predominantly in industries that will have more exposure to accelerating international growth than a potentially slowing domestic economy. We believe the market is currently overly focused on short-term momentum factors and it is our opinion that value strategies are likely to reassert themselves as the current internet mania passes. The portfolio is well positioned to benefit if that occurs.

     Thank your for your investment in the Schneider Small Cap Value Fund.

                                 /S/ Arnold C. Schneider III
                                     Arnold C. Schneider III, CFA
                                     Portfolio Manager
                                     Schneider Capital Management

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                     SEMI-ANNUAL INVESTMENT ADVISER'S REPORT
                          FEBRUARY 29, 2000 (UNAUDITED)

             Comparison of Change in Value of $10,000 Investment in Schneider Small Cap Value Fund (1)(2) vs. Russell 2000 Value Index

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF PLOT POINTS USED IN PRINTED GRAPHIC

               Schneider Small Cap          Russell 2000
9/2/98             $10,000.00                $10,000.00
9/30/98            $10,000.00                $10,565.00
10/31/98           $11,930.00                $10,879.00
11/30/98           $12,410.00                $11,174.00
12/31/98           $12,471.00                $11,524.00
1/31/99            $13,786.00                $11,263.00
2/28/99            $12,531.00                $10,494.00
3/31/99            $13,007.00                $10,408.00
4/30/99            $15,222.00                $11,358.00
5/31/99            $16,233.00                $11,706.00
6/30/99            $18,044.00                $12,130.00
7/31/99            $18,731.00                $11,843.00
8/31/99            $18,246.00                $11,190.00
9/30/99            $17,518.00                $10,967.00
10/31/99           $16,760.00                $10,748.00
11/30/99           $17,457.00                $10,804.00
12/31/99           $18,341.00                $11,136.00
1/31/00            $17,833.00                $10,844.00
2/29/00            $18,069.00                $11,506.00


                                  TOTAL RETURNS
                                VALUE ON           SINCE
                           FEBRUARY 29, 2000     INCEPTION(3)
                           -----------------     -----------
Schneider Small Cap Value      $18,069             80.69%
Russell 2000 Value Index       $11,506             15.06%

     The Fund's return is based on an increase in net asset value from $10.00 per share on September 1, 1998 to $15.30 per share on February 29, 2000, adjusted for dividends totaling $2.61 per share paid from net realized gains.

-------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on September 2, 1998 (inception) and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

(2) Schneider Capital Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Aggregate return for the period September 2, 1998 (commencement of operations) through February 29, 2000.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

                                      SHARES     VALUE
                                      ------   ----------
COMMON STOCKS -- 89.7%
AEROSPACE/DEFENSE -- 1.9%
Orbital Sciences Corp.* ............. 17,300   $  302,750
                                               ----------
AGRICULTURE -- 0.8%
Corn Products International, Inc. ...  5,500      129,594
                                               ----------
ALUMINUM -- 0.6%
Commonwealth Industries, Inc. ....... 10,000       95,625
                                               ----------
CHEMICALS -- 2.2%
Airgas, Inc.* ....................... 12,800       88,800
Arch Chemicals, Inc. ................  4,000       76,250
IMC Global, Inc. .................... 12,800      172,800
                                               ----------
                                                  337,850
                                               ----------
CHEMICALS & PLASTICS -- 1.6%
Wellman, Inc. ....................... 13,100      243,987
                                               ----------
CHEMICALS - SPECIALTY -- 1.6%
M.A. Hanna Co. ...................... 14,000      160,125
NL Industries, Inc. .................  6,000       86,625
                                               ----------
                                                  246,750
                                               ----------
COMMUNICATION SERVICES -- 1.5%
Metromedia International
   Group, Inc.* ..................... 34,600      237,875
                                               ----------
DELIVERY SERVICES -- 0.8%
Fritz Companies, Inc.* .............. 14,500      121,438
                                               ----------
ELECTRICAL EQUIPMENT -- 3.5%
Exide Corp. ......................... 23,800      240,975
Sensormatic Electronics Corp.* ...... 16,100      305,900
                                               ----------
                                                  546,875
                                               ----------
ELECTRONIC COMPONENTS & ACCESSORIES -- 1.4%
Arrow Electronics, Inc. .............  7,000      211,750
                                               ----------
ENERGY -- 0.9%
Unisource Energy Corp. .............. 10,600      143,100
                                               ----------
FARM MACHINERY & EQUIPMENT -- 2.0%
CNH Global N.V. ..................... 27,300      302,006
                                               ----------
FINANCE -- 1.5%
AmeriCredit Corp.* .................. 10,000      138,750
Union Acceptance Corp., Class A* .... 18,000       94,500
                                               ----------
                                                  233,250
                                               ----------

                                      SHARES     VALUE
                                      ------   ----------
FINANCIAL SERVICES -- 1.2%
Arcadia Financial, LTD. ............. 25,200   $  121,275
Delta Financial Corp. * ............. 20,000       75,000
                                               ----------
                                                  196,275
                                               ----------
FOODS -- 5.1%
Imperial Sugar Co. .................. 35,700       95,944
International Multifoods Corp. ...... 22,000      240,625
Suiza Foods Corp.* ..................  5,000      195,625
Tate & Lyle PLC - ADR ............... 10,000      163,750
Vlasic Foods International, Inc.* ... 34,900       98,156
                                               ----------
                                                  794,100
                                               ----------
FOODS - MEAT PROCESSING -- 2.1%
Pilgrim's Pride Corp., Class A ...... 36,000      189,000
Smithfield Foods, Inc.* .............  9,200      142,600
                                               ----------
                                                  331,600
                                               ----------
FOOTWEAR -- 0.2%
Barry (R.G.) Corp. .................. 13,000       39,000
                                               ----------
HEALTH CARE -- 5.4%
Coventry Health Care, Inc.* ......... 28,800      235,800
Foundation Health Systems, Inc.* .... 15,100      125,519
Humana, Inc.* ....................... 21,000      143,062
Trigon Healthcare, Inc.* ............  6,000      191,625
United Wisconsin Services, Inc. ..... 23,600      137,175
                                               ----------
                                                  833,181
                                               ----------
HEALTH CARE - HOSPITAL MANAGEMENT  -- 0.8%
Triad Hospital, Inc.* ...............  7,500      120,000
                                               ----------
HOMEBUILDING  -- 1.5%
Champion Enterprises, Inc.* ......... 15,500       97,844
Oakwood Homes Corp. ................. 52,800      135,300
                                               ----------
                                                  233,144
                                               ----------
INSURANCE - SPECIALTY  -- 1.1%
FPIC Insurance Group, Inc.* ......... 10,200      167,025
                                               ----------
INSURANCE - PROPERTY & CASUALTY-- 5.3%
Fremont General Corp. ............... 20,000      145,000
HCC Insurance Holdings, Inc. ........ 12,000      153,000
Professionals Group, Inc.* ..........  4,950       99,000
PXRE Group, LTD. .................... 21,000      295,312
RenaissanceRe Holdings, LTD. ........  3,500      132,562
                                               ----------
                                                  824,874
                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                      SHARES     VALUE
                                      ------   ----------
LEASING - TRUCK -- 0.3%
AMERCO* .............................  2,500   $   42,812
                                               ----------
MACHINERY - SPECIALIZED -- 0.8%
Metso Oyj - ADR* .................... 10,000      132,500
                                               ----------
MANUFACTURING - SPECIALTY -- 2.8%
Albany International Corp., Class A .  8,160      118,320
York International Corp. ............ 17,500      317,187
                                               ----------
                                                  435,507
                                               ----------
METAL FABRICATION -- 0.8%
Chicago Bridge & Iron Co.,  N.V. ....  8,500      133,875
                                               ----------
METAL MINING -- 1.4%
Brush Wellman, Inc. ................. 13,000      217,750
                                               ----------
NATURAL GAS - DISTRIBUTION -- 1.0%
Star Gas Partners, L.P.* ............  3,821       21,493
Western Gas Resources, Inc. ......... 10,000      137,500
                                               ----------
                                                  158,993
                                               ----------
OFFICE/PLANT AUTOMATION -- 0.9%
Unova, Inc.* ........................ 13,000      150,313
                                               ----------
OIL & GAS - EQUIPMENT -- 2.5%
Grey Wolf, Inc.* ....................110,800      387,800
                                               ----------
OIL & GAS - EXPLORATION -- 0.5%
Titan Exploration, Inc.* ............ 19,600       83,300
                                               ----------
OIL & GAS - REFINING -- 1.7%
Tesoro Petroleum Corp.* ............. 11,700      108,225
Valero Energy Corp. .................  6,000      153,000
                                               ----------
                                                  261,225
                                               ----------
OIL & GAS - SERVICES -- 1.4%
Newpark Resources, Inc.* ............ 27,700      216,406
                                               ----------
PACKAGING/CONTAINERS -- 1.6%
Gaylord Containers Corp., Class A* .. 45,900      246,713
                                               ----------
PAPER -- 6.8%
Longview Fibre Co. .................. 23,000      313,375
Mercer International, Inc. .......... 72,000      578,250
Rayonier, Inc. ......................  4,000      159,000
                                               ----------
                                                1,050,625
                                               ----------

                                      SHARES     VALUE
                                      ------   ----------
PLASTIC PRODUCTS -- 1.7%
Tupperware Corp. .................... 15,300   $  262,969
                                               ----------
REAL ESTATE -- 1.7%
American Real Estate Partners, L.P.*. 15,000      115,313
Newhall Land & Farming Co. ..........  5,300      149,394
                                               ----------
                                                  264,707
                                               ----------
RESTAURANTS -- 0.3%
Avado Brands, Inc. .................. 12,000       52,125
                                               ----------
RETAIL - GROCERY STORES -- 0.7%
The Great Atlantic & Pacific
   Tea Co., Inc. ....................  5,000      117,188
                                               ----------
RETAIL - SPECIALTY -- 1.3%
Baker J., Inc. ...................... 26,600      149,625
Intertan, Inc.* .....................  5,650       50,497
                                               ----------
                                                  200,122
                                               ----------
SAVINGS & LOAN ASSOCIATIONS -- 3.5%
Bank Plus Corp.* .................... 47,000      105,750
Bay View Capital Corp. .............. 16,000      140,000
Westcorp, Inc. ...................... 23,000      294,687
                                               ----------
                                                  540,437
                                               ----------
SEMICONDUCTOR - EQUIPMENT -- 1.4%
Ultratech Stepper, Inc.* ............ 12,400      217,000
                                               ----------
SEMICONDUCTOR - TECHNOLOGY -- 3.2%
General Semiconductor, Inc.* ........ 30,000      500,625
                                               ----------
SERVICES - SPECIALTY -- 1.3%
Policy Management Systems Corp.* ....  8,000       71,000
Billing Concepts Corp.* ............. 24,000      141,000
                                               ----------
                                                  212,000
                                               ----------
SHIPPING -- 3.0%
Kirby Corp.* ........................ 10,000      193,750
Overseas Shipholding Group, Inc. ....  7,600      158,175
Sea Containers, LTD., Class A .......  5,000      122,500
                                               ----------
                                                  474,425
                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)

                                      SHARES       VALUE
                                      ------     ------------
STEEL -- 1.3%
Birmingham Steel Corp. .............. 22,000   $  101,750
Schnitzer Steel Industries, Inc.,
   Class A ..........................  7,000      108,500
                                               ----------
                                                  210,250
                                               ----------
STEEL - SPECIALTY -- 3.9%
National Steel Corp., Class B ....... 10,000       70,000
NS Group, Inc.* ..................... 36,500      426,594
UCAR International, Inc.* ...........  7,000      106,750
                                               ----------
                                                  603,344
                                               ----------
TIRES & INNER TUBES -- 1.0%
Titan International, Inc. ........... 22,000      162,250
   TOTAL COMMON STOCKS
     (Cost $13,941,169)                        14,027,310
                                               ----------
CANADIAN COMMON STOCK -- 2.1%
Boardwalk Equities, Inc.* ........... 10,000       86,147
Canadian Hotel Income
   Properties, REIT ................. 18,661      108,031
Hudson's Bay Co. .................... 10,000       94,762
                                               ----------
   TOTAL CANADIAN COMMON STOCK
     (Cost $336,448)                              288,940
                                               ----------

                                       PAR
                                       (000)     VALUE
                                      ------   ---------
CONVERTIBLE BONDS -- 1.6%
PAPER -- 1.6%
Asia Pulp & Paper Convertible
   (B3, CCC+)
   3.500%, 04/30/03 .................   $320   $   223,552
                                               -----------
   TOTAL CONVERTIBLE BONDS
     (Cost $168,763) ................              223,552
                                               -----------
SHORT-TERM INVESTMENTS -- 4.1%
Rodney Square Cash Reserve
 5.550%, 03/01/00 ...................    762       595,862
                                               -----------
   TOTAL SHORT-TERM INVESTMENTS
     (Cost $595,862) ................              595,862
                                               -----------
TOTAL INVESTMENTS -- 97.5%
   (Cost $15,042,242) ...............           15,135,664
                                               -----------
ASSETS IN EXCESS
   OF LIABILITIES-- 2.5% ............              350,195
                                               -----------
NET ASSETS-- 100.0% .................          $15,485,859
                                               ===========

------------------
*  Non-income producing.

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The Moody's Investor Service, Inc. and Standard and Poor's Ratings Group's ratings indicated are the most recent ratings available at February 29, 2000.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                          FEBRUARY 29, 2000 (UNAUDITED)

ASSETS
   Investments, at value (cost -- $15,042,242) ..................    $15,135,664
   Receivable for investments sold ..............................        133,992
   Dividends and interest receivable ............................         16,230
   Receivable from investment advisor ...........................         10,419
   Receivable for fund shares sold ..............................        533,576
                                                                     -----------
     Total Assets ...............................................     15,829,881
                                                                     -----------
LIABILITIES
   Payable for investments purchased ............................        310,929
   Accrued expenses payable and other liabilities ...............         33,093
                                                                     -----------
     Total Liabilities ..........................................        344,022
                                                                     -----------
NET ASSETS
   Capital stock, $0.001 par value ..............................          1,012
   Additional Paid-in capital ...................................     13,607,392
   Accumulated net realized gain from investments
     and foreign exchange transactions, if any ..................      1,784,034
   Net unrealized appreciation on investments and
     foreign exchange transactions, if any ......................         93,421
                                                                     -----------
   Net assets applicable to shares outstanding ..................    $15,485,859
                                                                     ===========
Shares outstanding ..............................................      1,012,418
                                                                     ===========
Net asset value, offering and redemption price per share ........         $15.30
                                                                     ===========

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                                   (UNAUDITED)

                                                                 FOR THE SIX
                                                                 MONTHS ENDED
                                                               FEBRUARY 29, 2000
                                                              ------------------
Investment Income
   Dividends ...............................................  $      72,944*
   Interest ................................................          8,413
                                                              -------------
                                                                     81,357
                                                              -------------
Expenses
   Advisory fees ...........................................         67,043
   Administration fees .....................................         53,111
   Transfer agent fees and expenses ........................         13,474
   Administrative service fees .............................         10,056
   Federal and state registration fees .....................          9,994
   Printing ................................................          8,499
   Custodian fees and expenses .............................          8,160
   Audit and legal fees ....................................          2,830
   Directors fees ..........................................            149
   Insurance ...............................................             69
   Other ...................................................            615
                                                              -------------
     Total expenses before waivers .........................        174,000
   Less: Waivers ...........................................       (100,253)
                                                              -------------
     Total expenses after waivers ..........................         73,747
                                                              -------------
Net investment income ......................................          7,610
                                                              -------------
Net realized and unrealized gain/(loss) on investments
   and foreign  exchange transactions:
   Net realized gain/(loss) from:
     Investments ...........................................      2,086,917
     Foreign currency transactions .........................           (242)
   Net change in unrealized depreciation on:
     Investments ...........................................     (2,186,048)
     Foreign currency transactions .........................             (2)
                                                              -------------
   Net realized and unrealized loss on investments and
      foreign exchange transactions ...........................     (99,375)
                                                              -------------
Net decrease in net assets resulting from operations .......     $  (91,765)
                                                              =============
------------------
  *Net of foreign withholding taxes of $1,522.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE SIX MONTHS             FOR THE PERIOD
                                                                                ENDED FEBRUARY 29, 2000         SEPTEMBER 2, 1998*
                                                                                     (UNAUDITED)            THROUGH AUGUST 31, 1999
                                                                                ------------------------    -----------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss) ................................................    $      7,610                $   (12,155)
   Net realized gain from investments and
     foreign currency transactions, if any .....................................       2,086,675                  1,815,110
   Net change in unrealized appreciation/(depreciation) on investments and
     foreign currency transactions, if any .....................................      (2,186,050)                 2,279,471
                                                                                    ------------                -----------
   Net increase/(decrease) in net assets resulting  from operations ............         (91,765)                 4,082,426

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized capital gains ..................................................      (2,065,468)                   (52,283)
                                                                                    ------------                -----------
     Total dividends and distributions to shareholders .........................      (2,065,468)                   (52,283)
                                                                                    ------------                -----------
INCREASE IN NET ASSETS DERIVED FROM CAPITAL SHARE TRANSACTIONS .................       4,719,366                  8,893,583
                                                                                    ------------                -----------
     Total increase in net assets ..............................................       2,562,133                 12,923,726

NET ASSETS
   Beginning of period .........................................................      12,923,726                         --
                                                                                    ------------                -----------
   End of period ...............................................................    $ 15,485,859                $12,923,726
                                                                                    ============                ===========
------------------

  *Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                 FOR THE SIX MONTHS           FOR THE PERIOD
                                                                                ENDED FEBRUARY 29, 2000     SEPTEMBER 2, 1998*
                                                                                     (UNAUDITED)          THROUGH AUGUST 31, 1999
                                                                                -----------------------   -----------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...........................................       $ 18.04                    $ 10.00

Net investment income/(loss)(1) ................................................          0.01                      (0.02)
Net realized and unrealized gain/(loss) on investments and
   foreign exchange transactions, if any(2) ....................................         (0.27)                      8.19
                                                                                       -------                    -------
Net increase/(decrease) in net assets resulting from operations ................         (0.26)                      8.17
                                                                                       -------                    -------
Dividends and distributions to shareholders from:
Net investment income ..........................................................          0.00                       --
Net realized capital gains .....................................................         (2.48)                     (0.13)
                                                                                       -------                    -------
Total dividends and distributions to shareholders ..............................         (2.48)                     (0.13)
                                                                                       -------                    -------
Net asset value, end of period .................................................       $ 15.30                    $ 18.04
                                                                                       =======                    =======

Total investment return(3) .....................................................         (0.97)%                    82.46%
                                                                                       =======                    =======
RATIO/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ......................................       $15,486                    $12,924
Ratio of expenses to average net assets(1)(4) ..................................          1.10%                      1.10%
Ratio of expense to average net assets without waivers and
   expense reimbursements(4) ...................................................          2.57%                      3.90%
Ratio of net investment income/(loss) to average net assets(1)(4) ..............          0.11%                     (0.17)%
Portfolio turnover rate(3) .....................................................         48.29%                    145.99%
------------------

*    Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accord with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective period.
(3)  Not annualized.
(4)  Annualized

    The accompanying notes are an integral part of the financial statements.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 29, 2000 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has seventeen investment portfolios, including the Schneider Small Cap Value Fund (the "Fund"). As of the date hereof, the Fund offers the Institutional Class.

     RBB has authorized capital of thirty billion shares of common stock of which 20.03 billion are currently classified into ninety-nine classes. Each class represents an interest in one of seventeen investment portfolios of RBB. The classes have been grouped into fifteen separate "families", ten of which have begun investment operations, including the Schneider Small Cap Value Fund, which commenced investment operations on September 2, 1998.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. Eastern Standard Time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Schneider Capital Management, LP (the Fund's investment adviser or "SCM") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. SCM marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     FOREIGN CURRENCY TRANSLATION -- Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, are declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, are distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     SCM serves as the Fund's investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current fiscal year to the extent that such expenses exceeded 1.10% of the Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of other fund expenses. For the six months ended February 29, 2000, investment advisory fees and waivers of expenses were as follows:

                                       GROSS ADVISORY     WAIVERS     NET ADVISORY
                                       --------------    ---------    ------------
     Schneider Small Cap Value Fund        $67,043       $(61,345)       $5,698

     The Fund will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                          FEBRUARY 29, 2000 (UNAUDITED)

     PFPC Trust Co. serves as custodian of the Fund. PFPC Inc. ("PFPC"), serves as administrator for the Fund. Both PFPC Trust Co. and PFPC are wholly-owned subsidiaries of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Fund's average daily net assets, subject to a minimum monthly fee of $8,333 per Fund.

     For the six months ended February 29, 2000, PFPC, at their discretion, voluntarily agreed to waive a portion of their administration fees for the Fund. During this period, PFPC's administration fees and related waivers were as follows:

                                              GROSS                                  NET
                                       ADMINISTRATION FEES      WAIVERS      ADMINISTRATION FEES
                                       -------------------     ---------     -------------------
     Schneider Small Cap Value Fund          $53,111           $(24,863)           $28,248

     In addition, PFPC serves as the Fund's transfer and disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Fund. During the six months ended February 29, 2000, transfer agency fees and waivers were as follows:

                                           GROSS TRANSFER                        NET TRANSFER
                                            AGENCY FEES         WAIVERS           AGENCY FEES
                                           --------------      ---------         ------------
     Schneider Small Cap Value Fund          $13,474            $(6,000)            $7,474

     Provident Distributors (PDI) provides certain administrative services to the Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Fund's average daily net assets.

     For the six months ended February 29, 2000, PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Fund. During this period, administrative services fees and waivers were as follows:

                                              GROSS
                                          ADMINISTRATIVE                       NET ADMINISTRATIVE
                                           SERVICES FEES        WAIVERS           SERVICES FEES
                                          --------------       ---------       ------------------
     Schneider Small Cap Value Fund          $10,056            $(8,045)            $2,011

     These fees are computed daily and paid monthly.

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities owned through
February   29,   2000  was   $15,049,566.   Accordingly,   the  net   unrealized
appreciation/(depreciation) of investments was as follows:

                                                                               NET APPRECIATION/
                                         APPRECIATION       DEPRECIATION        (DEPRECIATION)
                                         ------------       ------------       -----------------
     Schneider Small Cap Value Fund       $1,814,664        $(1,728,568)           $86,096

                                    SCHNEIDER
                              SMALL CAP VALUE FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                          FEBRUARY 29, 2000 (UNAUDITED)

     For the six months ended February 29, 2000, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                    PURCHASES              SALES
                                                   -----------           ----------
     Schneider Small Cap Value Fund                $8,386,468            $6,532,350


4.   CAPITAL SHARE TRANSACTIONS

     As of February 29, 2000 the Fund has 100,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the six months ended February 29, 2000 were as follows:

                                      SCHNEIDER SMALL CAP
                                          VALUE FUND
                                   -------------------------
                                   SHARES          AMOUNT
                                   -------       -----------
     Sales .....................   262,092       $ 4,286,282
     Reinvest ..................   136,509         2,018,967
     Repurchases ...............  (102,524)       (1,585,883)
                                   -------       -----------
     Net increase ..............   296,077       $ 4,719,366
                                   =======       ===========

     On February 29, 2000, three shareholders held approximately 40% of the outstanding shares of the Schneider Small Cap Value Fund. One of the shareholders, an officer of the advisor, owns approximately 13% of the outstanding shares.

INVESTMENT ADVISER
Schneider Capital Management
460 E. Swedesford Road
Wayne, PA 19087

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Dr.
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996

The financial information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.